UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 16, 2020

Sun Pacific Holding Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51935	90-1119774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Highway 9 South, Suite 388, Manaplan, NJ 07726
(Address of principal executive offices)

Registrant’s telephone number, including area code	732-845-0906

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Section 8 – Other Events

Item 8.01 Other Events

Pursuant to certain Notes issued pursuant to an Indenture of Trust dated February 7, 2020 and disclosed via a Current Report on Form 8-K filed with the SEC on February 11, 2019, and all such Amendments as disclosed on subsequent Current Report(s) on Form 8-K, Medrecycler-RI, Inc., a wholly owned subsidiary of Sun Pacific Holding Corp. (the “Company”), was informed on October 15, 2020 that the Noteholder agreed to forbear from taking any remedial action for an Event of Default, absent additional Events of Default, until the next interest payment is due pursuant to the Indenture of Trust, January 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Pacific Holding Corp.
(Registrant)
Date:	October 21, 2020
		By:	/s/ Nicholas Campanella
		Name:	Nicholas Campanella
		Title:	Director